Net finance costs (Tables)	12 Months Ended
Dec. 31, 2025
Net finance costs
Schedule of net finance costs

	2025 £m	2024 £m	2023 £m
Interest income on financial assets at amortised cost:
Cash and cash equivalents	57	65	25
Net gain on financial assets measured at fair value through profit or loss	21	17	7
Net gains and losses arising from:
Financial instruments mandatorily measured at fair value through profit or loss	–	–	(109)
Retranslation of loans and bonds	–	–	111
Total finance income	78	82	34
Interest expense arising on:
Financial liabilities at amortised cost	(340)	(389)	(409)
Reclassification of hedges from other comprehensive income	22	22	23
Net gains and losses arising from:
Financial instruments mandatorily measured at fair value through profit or loss	(50)	11	–
Retranslation of loans and bonds	50	(13)	–
Finance expense arising on lease liabilities	(7)	(5)	(5)
Other finance expense	(15)	(10)	(11)
Total finance expense	(340)	(384)	(402)
Net finance costs	(262)	(302)	(368)